Exhibit 10.26

AMENDMENT TO TERM LOAN AGREEMENT

This Amendment to  Term Loan Agreement (“Amendment”) is made as of the 17th day of August, 2018, by and among FRANKLIN OWNER, LLC, a Georgia limited liability company (the “Borrower”), and FIRSTBANK, a Tennessee state bank, whose address is 6815 Poplar Avenue, Suite 100, Memphis, Tennessee 38138 (hereinafter referred to as the “Bank”).

WHEREAS, the parties entered into a certain Term Loan Agreement, dated as of August 17, 2018, with respect to a Loan from Bank to Borrower in the amount of Seven Million One Hundred Twenty Five Thousand and No/100ths Dollars ($7,125,000.00) (the “Loan Agreement”); and

WHEREAS, Section 8.1(g) of the Loan Agreement contained a capitalized term, "Key Bank Line," which had not been defined in the Loan Agreement.

NOW THEREFORE, for and in consideration of the foregoing premises, the parties hereto agree as follows:

1.	Section 8.1(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(g)A default under the Credit Agreement, as it may be amended from time to time, that results in an acceleration of the outstanding obligations of the Guarantor, as borrower under the Credit Agreement, as the Credit Agreement may be amended from time to time.

2.	As modified hereby, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

[Signature page follows]

[Signature Page to Amendment to Term Loan Agreement]

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

FRANKLIN OWNER, LLC,

a Georgia limited liability company

By: FRANKLIN PARENT, LLC, a Georgia limited liability company, its sole member and manager

By: JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its managing member and manager

By: JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

By: /s/ Kelly Luttrell

Name: Kelly Luttrell

Title: SVP CFO

BANK:

FIRSTBANK, a Tennessee state bank

By: /s/ Bill Harter

Name: Bill Harter

Title: Senior Vice President